                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                              /s/ Donald R. Johnson
                                              ----------------------------------
                                              Donald R. Johnson

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                             /s/ David Andreas
                                             -----------------------------------
                                             David Andreas

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                  /s/ Burleigh E. Jacobs
                                                  ------------------------------
                                                  Burleigh E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                 /s/ James F. Kress
                                                 -------------------------------
                                                 James F. Kress

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.


                                                 /s/ Bruce E. Jacobs
                                                 -------------------------------
                                                 Bruce E. Jacobs

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                  /s/ Edward L. Meyer, Jr.
                                                  ------------------------------
                                                  Edward L. Meyer, Jr.

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                  /s/ Kathrine C. Lyall
                                                  ------------------------------
                                                  Kathrine C. Lyall

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                /s/ James A. Urdan
                                                --------------------------------
                                                James A. Urdan

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                /s/ Richard A. Abdoo
                                                --------------------------------
                                                Richard A. Abdoo

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ George E. Wardeberg
                                               ---------------------------------
                                               George E. Wardeberg

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                 /s/ Oscar C. Boldt
                                                 -------------------------------
                                                 Oscar C. Boldt

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                  /s/ Timothy E. Hoeksema
                                                  ------------------------------
                                                  Timothy E. Hoeksema

                          DIRECTOR'S POWER OF ATTORNEY
   (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc.
                  with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                             /s/ Peter M. Platten, III
                                             -----------------------------------
                                             Peter M. Platten, III

                          DIRECTOR'S POWER OF ATTORNEY
   (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc.
                  with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                /s/ John S. Shiely
                                                --------------------------------
                                                John S. Shiely

                          DIRECTOR'S POWER OF ATTORNEY
   (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc.
                  with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                                   /s/ Robert A. Schaefer
                                                   -----------------------------
                                                   Robert A. Schaefer

                          DIRECTOR'S POWER OF ATTORNEY
   (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc.
                  with and into Marshall & Ilsley Corporation)

         The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ Wendell F. Bueche
                                               ---------------------------------
                                               Wendell F. Bueche

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ J.B. Wigdale
                                               -------------------------------
                                               J.B. Wigdale

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ D.J. Kuester
                                               -----------------------------
                                               D.J. Kuester

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ Ted D. Kellner
                                               ----------------------------
                                               Ted D. Kellner

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ Jon F. Chait
                                               --------------------------
                                               John F. Chait

                          DIRECTOR'S POWER OF ATTORNEY
 (Form S-4 Relating to the Proposed Merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation)

     The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale, M.F. Furlong, and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Richfield State Agency, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

Dated this 20/th/ day of December, 2001.

                                               /s/ San W. Orr, Jr.
                                               ----------------------------
                                               San W. Orr, Jr.